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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         December 16, 1997
                                                    ---------------------------


            California Infrastructure and Economic Development Bank
                         Special Purpose Trust SDG&E-1
                   Rate Reduction Certificates, Series 1997-1

                               SDG&E Funding LLC
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               (Exact Name of Issuer as Specified in its Charter)



          Delaware                333-30761                33-0762746
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       (State or Other     (Commission File Number)      (IRS Employer
        Jurisdiction                                     Identification
      of Incorporation                                       Number)
      Identification or
       Organization)



101 Ash Street, Room 111, San Diego, California                 92101
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 (Address of Principal Executive Offices)                     (Zip Code)


(Registrant's telephone number, including area code)        (619) 696-2328
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         (Former Name or Former Address, if Changed Since Last Report)
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Items 1 through 6 and 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)       Financial Statements of business acquired.
                   Not applicable.

         (b)       Pro Forma financial information.
                   Not applicable.

         (c)       Exhibits



          Exhibit
          Number
          ------

          1.1      Underwriting Agreement

          4.1      Note Indenture

          4.2      Series Supplement

          4.3      Form of Note

          4.4      Amended and Restated Declaration and Agreement of Trust

          4.5      First Supplemental Trust Agreement

          4.6      Form of Rate Reduction Certificate

          10.1     Transition Property Purchase and Sale Agreement

          10.2     Transition Property Servicing Agreement

          10.3     Note Purchase Agreement

          10.4     Fee and Indemnity Agreement

          99.1     Issuance Advice Letter
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                                   SIGNATURES

          Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 1997        SDG&E Funding LLC


                                By /s/ Charles A. McMonagle
                                  -----------------------------------------
                                Name: Charles A. McMonagle
                                Its:  President and Chief Executive Officer